MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Amortized cost
Due within one year	$ 60,062	$ 34,082
Due between one and four years	24,388	27,550
Amortized cost	84,450	61,632
Fair value
Due within one year	59,948	34,025
Due between one and four years	24,261	27,407
Fair value	$ 84,209	$ 61,432